Legg Mason

Classic Valuation Fund

Investment Commentary and
Quarterly Report to Shareholders
June 30, 2008

LEGG MASON

ii	Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended June 30, 2008, are presented below, along with those of a comparative index:

		Average Annual Total Returns
	One Year	Three Years	Five Years	Since InceptionA
Classic Valuation Fund:
Primary Class	-20.89%	+3.12%	+6.30%	+3.90%
Institutional Class	-20.05%	+4.18%	+7.38%	+2.89%
S&P 500 Stock Composite IndexB	-13.12%	+4.41%	+7.58%	+0.95%
Russell 1000 Value IndexC	-18.78%	+3.53%	+8.92%	+4.43%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Primary Class and the Institutional Class were 2.11% and 1.32%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008, as indicated in the Fund’s prospectus dated August 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2008, and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until July 31, 2009 to limit total annual operating expenses to 1.95% for the Primary Class and 0.95% for the Institutional Class of the Fund’s average daily net assets attributable to each share class.

A

The Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

C	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Second Quarter and YTD Market Overview

The year is only half over and with the U.S. stock market down low double digits it feels like we’ve suffered a full year’s bear market pain. The second quarter was not nearly as bad as the first but a horrendous June put the three month period squarely in the red. In the June 30, 2008 period, our portfolio did better than the Russell 1000 Value IndexCwhile underperforming the S&P 500 Stock Composite Index, the Fund’s benchmark. On a year-to-date basis our results lead (as in “not as bad”) both indices. For the year ended June 30, 2008, our results are substantially weaker that both indices. Before we depress you with some observations of today’s conditions we remind investors that market timing (e.g., reducing stock exposure when the current news argues for it) is normally a counterproductive exercise. The message, in short, is to hang in there during this tough period because, although we don’t know when, we expect to come out of it.

There are many to blame for the housing and subprime mess that was the spark to the conflagration, and the executives at Countrywide Financial and the limo drivers in South Florida who “owned” multiple condos are deservedly being penalized. However, the real villains responsible for causing an economic problem to turn into a financial system crisis are the alchemists who packaged, repackaged and leveraged mortgage paper, perilously exposing vital institutions. Of course senior management, who very likely had no understanding of the risk being assumed, created the atmosphere of maximizing reported earnings. To be sure, foreclosures and declining home values were inevitable, but what shook and damaged the system was the reckless or unwitting action by those at financial firms.

Much of what ails our economy has become global, and that complicates things. The European Central Bank recently increased interest rates to combat inflation, which could put pressure on the dollar. This, in turn, could stoke inflation in the U.S. and possibly prompt the Federal Reserve Board (Fed)D to raise rates, further depressing an already fragile economy.

Second Quarter Strategy Performance Overview

Performance in the portfolio was led by energy as oil prices reached record highs during the quarter. Energy stocks including Nabors Industries (NYSE: NBR), Arch Coal Inc. (NYSE: ACI) and ConocoPhillips (NYSE: COP) were up double-digits for the quarter. Demand from emerging markets and speculation drove the price of oil past an alarming $140 a barrel. Nabors Industries performed exceptionally well in the quarter. The company has considerable exposure to the U.S. land market where capacity is tightening at a rapid clip. On the international front, the company continues

D	The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

to fire on all cylinders. Despite the improving fundamentals, the rapid rise in the stock and the accompanying ratcheting up of valuation caused us to take profits at the very end of the quarter. Arch Coal moved materially higher as the shares were up over 70% in the quarter. Coal is becoming an integral energy source globally as growing nations including China and India increase their imports.

Relative to the benchmark, our underweight in the financials and stock selection in the industrials provided much of the outperformance. Specifically, the industrials returned the highest performance relative to the benchmark in the second quarter. Our relative performance was enhanced by our lack of a position in General Electric Co. (NYSE: GE) during the quarter as the stock slid 28% and represents almost 5% of the benchmark. Facing rapidly rising fuel costs, the shares of Southwest Airlines (NYSE: LUV) rose mid-single digits during the quarter. Currently, the airline industry is undergoing a seismic shift as legacy carriers cut capacity and eliminate unprofitable routes. Relative to other airlines, Southwest’s low cost structure and fuel hedges are better insulating the business from gyrations in jet fuel and other expenses. As value investors, we are particularly attracted to Southwest’s historically low price-to-book measure, which is quite relevant since the book is primarily made up of aircraft.

The severe weakness of the financials took its toll on the portfolio although the smaller exposure helped relative performance. Financial stocks suffered another quarter of pain as additional write-downs and charges pushed the group lower. American International Group Inc. (NYSE: AIG) was the largest detractor to performance during the quarter as investors became weary of additional Credit Default Swaps (CDS)E losses as well as deteriorations in its core business. The shares of JPMorgan Chase (NYSE: JPM) also fell as credit trends deteriorated. We have benefited by being somewhat underweight this severely weak sector and are quite cognizant of the need to understand that what might appear to be undervalued may rank quite differently after asset write-downs.

Consumer staples pulled back led by weakness in the shares of Smithfield Foods (NYSE: SFD). Fundamentals are under pressure from a surplus of hogs in the market coupled with higher feed costs. Del Monte (NYSE: DLM) suffered after management issued a dismal outlook stemming from higher commodity costs despite improvement in their realized pricing.

On a relative basis, information technology negatively affected performance due to weakness in the shares of Nokia Oyj-ADR (NYSE: NOK). The stock suffered from softness in the U.S. and the possibility global demand will weaken as well as conventional wisdom that they will lose share to competitors such as Apple (NASDAQ: APPL). Today Nokia is selling at a low valuation not seen in a decade.

E	A swap designed to transfer the credit exposure of fixed income products between parties.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Quarter Strategy Performance Overview

Energy continues to produce solid returns in the portfolio year-to-date, led by Nabors Industries and Arch Coal as both businesses capitalize on roaring energy prices. Prudence dictating exiting the Nabors position after a spike up in the stock’s price. Nabors Industries is enjoying high demand for land drilling in its international and domestic operations as commodity prices break through new highs. Arch Coal is similarly benefiting from growth in coal demand as many search for alternative energy sources given the current level of oil prices. Energy stocks are undervalued versus the market and their own historical measures, but the operative question is whether these earnings and cash flows at cyclical peaks. At this point, we think not, so we retain meaningful exposure to the Energy sector.

Our underweight and positive performance in the industrials provided much of the outperformance relative to the Russell 1000 Value Index. Southwest Airlines moved marginally higher year-to-date even as the company faces a number of headwinds, primarily higher fuel costs and a weakening consumer. The company should benefit from a consolidating airline industry and revenue enhancing initiatives targeted toward increasing market share. International demand for Caterpillar’s (NYSE: CAT) products and services is helping the shares move slightly higher despite softness in North America construction. Dealer retail machine sales are up double digits (excluding North America) as growth in global economies continues. Through the end of the second quarter, our avoidance helped relative performance.

Financials remain a sore spot in the portfolio year-to-date. AIG and Fannie Mae (NYSE: FNM) were the largest detractors to performance. AIG is suffering from a combination of poor CDS investments and the core property & casualty business seeing considerable pressure. The landslide in the housing market and increase in mortgage delinquencies remains at the forefront of problems affecting the government sponsored enterprises. Fannie Mae shares are down significantly as the deterioration in the mortgage market conditions continues unabated.

Information Technology hurt performance on a relative basis as a result of a decline in the shares of Nokia Oyj-ADR and Seagate Technology (NYSE: STX). Nokia’s weakness is largely being attributed to softness in the North American market despite its dominance in the international markets. Price erosion and higher levels of inventory are hurting the shares of Seagate. Seasonal demand should be solid during the back half of this year, allowing the company to work through inventory.

Market Outlook and Strategy Positioning

Despite all that has happened – particularly the oil and gasoline spikes – and despite the length of the credit crunch – just about a year now – the U.S. economy has not slid into recession. Like a boxer who absorbs blow after blow and somehow remains

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

standing, this resilience is, in and of itself, the economy’s most positive feature. Should it happen that just as we were making this observation the economy did indeed slip backwards, we would probably find ourselves pointing to the consumer as the reason. Consumer expectations as measured by The Conference BoardF and University of Michigan readings have plummeted. The tie-in to oil prices is uncanny and $4.00 per gallon gasoline appears to have proven a tipping point.

As mentioned at the outset, it is important that investors stay the course. It may be tempting to capitulate and sell but unless one is quite lucky much of the ensuing upside will be missed.

Scott Kuensell, CFA

July 21, 2008

DJIA: 11,467.34

All investments involve risk, including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

F	A not-for-profit research organization for businesses that distributes information about management and the marketplace. It is a widely quoted private source of business intelligence.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s report for the quarter ended June 30, 2008.

Total returns for various periods ended June 30, 2008 are:

	Total Returns
	3 Months	12 Months
Classic Valuation Fund:
Primary Class	-3.79%	-20.89%
Institutional Class	-3.57%	-20.05%
S&P 500 Stock Composite IndexA	-2.73%	-13.12%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

July 21, 2008

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-20.89%	-20.89%
Five Years	+35.72%	+6.30%
Life of Class*	+39.18%	+3.90%

*	Inception date — November 8, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-20.05%	-20.05%
Five Years	+42.77%	+7.38%
Life of Class*	+21.96%	+2.89%

*	Inception date — July 13, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2008)

Security	% of Net Assets
Wal-Mart Stores Inc.	5.7%
Tidewater Inc.	4.0%
ConocoPhillips	3.9%
Toyota Motor Corp. – ADR	3.8%
Seagate Technology	3.7%
International Business Machines Corp.	3.4%
Comcast Corp. – Class A	3.3%
Southwest Airlines Co.	3.1%
The Goldman Sachs Group Inc.	2.6%
Marsh and McLennan Cos. Inc.	2.5%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

Quarterly Report to Shareholders	7

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2008E
1. Arch Coal Inc.	+72.7%
2. ConocoPhillips	+24.5%
3. The Williams Cos. Inc.	+22.6%
4. Tidewater Inc.	+18.4%
5. Newmont Mining Corp.	+15.4%
6. Amgen Inc.	+12.9%
7. Transocean Inc.	+12.7%
8. Marsh and McLennan Cos. Inc.	+9.9%
9. DELL INC	+9.8%
10. Dynegy Inc.	+8.4%

Weakest performers for the quarter ended June 30, 2008E
1. Wachovia Corp.	-41.6%
2. American International Group Inc.	-38.5%
3. Bank of America Corp.	-35.8%
4. Del Monte Foods Co.	-25.2%
5. Freddie Mac	-25.0%
6. Smithfield Foods Inc.	-22.8%
7. Merrill Lynch and Co. Inc.	-21.6%
8. Citigroup Inc.	-20.8%
9. Nokia Oyj – ADR	-20.8%
10. Morgan Stanley	-20.6%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Boeing Co.	Allianz SE – ADR
Dean Foods Co.	Aon Corp.
JPMorgan Chase & Co.	Caterpillar Inc.
Fifth Third Bancorp
Nabors Industries Ltd.
Washington Mutual Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Classic Valuation Fund

June 30, 2008 (Unaudited)

	Shares	Value
Common Stocks and Equity Interests — 96.0%
Consumer Discretionary — 11.3%
Automobiles — 3.8%
Toyota Motor Corp. — ADR	25,400	$2,387,600

Media — 6.1%
Comcast Corp. — Class A	110,000	2,086,700
The Walt Disney Co.	16,000	499,200
Time Warner Inc.	89,500	1,324,600

		3,910,500

Multiline Retail — 1.4%
Kohl’s Corp.	22,600	904,904	A

Consumer Staples — 11.8%
Food and Staples Retailing — 7.6%
Safeway Inc.	41,700	1,190,535
Wal-Mart Stores Inc.	65,200	3,664,240

		4,854,775

Food Products — 4.2%
Dean Foods Co.	44,000	863,280	A
Del Monte Foods Co.	63,200	448,720
Smithfield Foods Inc.	69,700	1,385,636	A

		2,697,636

Energy — 14.0%
Energy Equipment and Services — 6.2%
Tidewater Inc.	39,400	2,562,182
Transocean Inc.	9,204	1,402,598	A

		3,964,780

Oil, Gas and Consumable Fuels — 7.8%
Arch Coal Inc.	14,600	1,095,438
ConocoPhillips	26,644	2,514,927

Quarterly Report to Shareholders	9

	Shares	Value
Energy — Continued
Oil, Gas and Consumable Fuels — Continued
Exxon Mobil Corp.	13,400	$1,180,942
The Williams Cos. Inc.	3,900	157,209

		4,948,516

Financials — 20.8%
Capital Markets — 5.2%
Merrill Lynch and Co. Inc.	20,600	653,226
Morgan Stanley	27,900	1,006,353
The Goldman Sachs Group Inc.	9,400	1,644,060

		3,303,639

Commercial Banks — 0.5%
Wachovia Corp.	23,700	368,061

Consumer Finance — 0.7%
Discover Financial Services	33,000	434,610

Diversified Financial Services — 4.7%
Bank of America Corp.	18,500	441,595
Citigroup Inc.	59,800	1,002,248
J.P. Morgan Chase and Co.	45,100	1,547,381

		2,991,224

Insurance — 8.2%
American International Group Inc.	53,800	1,423,548
Axis Capital Holdings Ltd.	35,900	1,070,179
Conseco Inc.	117,700	1,167,584	A
Marsh and McLennan Cos. Inc.	59,100	1,569,105

		5,230,416

Thrifts and Mortgage Finance — 1.5%
Fannie Mae	48,500	946,235

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value
Health Care — 11.5%
Biotechnology — 1.9%
Amgen Inc.	25,100	$1,183,716	A

Health Care Equipment and Supplies — 2.2%
Boston Scientific Corp.	114,100	1,402,289	A

Health Care Providers and Services — 1.6%
Tenet Healthcare Corp.	183,700	1,021,372	A

Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.	60,900	1,250,277
Johnson and Johnson	20,600	1,325,404
Pfizer Inc.	64,200	1,121,574

		3,697,255

Industrials — 4.4%
Aerospace and Defense — 1.3%
The Boeing Co.	12,900	847,788

Airlines — 3.1%
Southwest Airlines Co.	150,700	1,965,128

Information Technology — 15.1%
Communications Equipment — 2.3%
Nokia Oyj — ADR	58,700	1,438,150

Computers and Peripherals — 9.2%
Dell Inc.	64,200	1,404,696	A
International Business Machines Corp.	18,000	2,133,540
Seagate Technology	123,200	2,356,816

		5,895,052

Quarterly Report to Shareholders	11

	Shares	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials Inc.	44,300	$845,687
Intel Corp.	66,200	1,421,976

		2,267,663

Materials — 6.4%
Chemicals — 2.8%
E.I. du Pont de Nemours and Co.	21,300	913,557
The Dow Chemical Co.	25,300	883,223

		1,796,780

Metals and Mining — 3.6%
Alcoa Inc.	36,200	1,289,444
Newmont Mining Corp.	19,500	1,017,120

		2,306,564

Utilities — 0.7%
Independent Power Producers and Energy Traders — 0.7%
Dynegy Inc.	54,822	468,728	A

Total Common Stocks and Equity Interests (Cost — $67,150,245)		61,233,381

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value
Repurchase Agreements — 0.1%
Bank of America 2.20%, dated 6/30/08, to be repurchased at $29,180 on 7/1/08 (Collateral: $30,000 Federal Home Loan Bank bond, 4.375%, due 3/17/10, value $30,971)	$29,178	$29,178
Goldman Sachs & Co. 2.36%, dated 6/30/08, to be repurchased at $29,180 on 7/1/08 (Collateral: $31,850 Fannie Mae mortgage-backed security, 5.00%, due 5/1/38, value $30,665)	29,178	29,178

Total Repurchase Agreements (Cost — $58,356)		58,356

Total Investments — 96.1% (Cost — $67,208,601)B		61,291,737
Other Assets Less Liabilities — 3.9%		2,481,058

Net Assets — 100.0%		$63,772,795

Net Asset Value Per Share:
Primary Class		$10.65

Institutional Class		$11.63

A	Non-income producing.

B	Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,939,296
Gross unrealized depreciation	(12,856,160)

Net unrealized depreciation	$(5,916,864)

ADR — American Depository Receipt

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website
Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	(http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS P.O. Box 55214	c/o BFDS P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary